May 30, 2014

Supplement

SUPPLEMENT DATED MAY 30, 2014 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 31, 2013
Active Assets Government Securities Trust, dated October 31, 2013
Active Assets Institutional Government Securities Trust, dated October 31, 2013
Active Assets Institutional Money Trust, dated October 31, 2013
Active Assets Money Trust, dated October 31, 2013
Active Assets Tax-Free Trust, dated October 31, 2013
Morgan Stanley Liquid Asset Fund Inc., dated December 31, 2013
Morgan Stanley Institutional Liquidity Funds, dated February 28, 2014
Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2014
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2014
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2014
(collectively, the "Funds")

John H. Gernon has replaced Kevin Klingert as President and Principal Executive Officer of each Fund. As a result, the following information hereby replaces in its entirety the biographical information for Mr. Klingert contained in each Fund's Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) for MSIM's Long Only business.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.